                         Exhibit 10(b)

                      CONSENT OF COUNSEL

    I hereby consent to the reference to me in Pre-effective Amendment
No. 1 to the Registration Statement on Form N-4 of Sun Life of Canada (U.S.) Variable Account F under the caption "Legal Matters" in the Prospectus contained therein.

                                              Margaret Sears Mead, ESQ.

January 16, 1998